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EXHIBIT 10.6

                           SECOND AMENDMENT AGREEMENT
                           --------------------------

     This Second Amendment Agreement is made effective September 21, 2002 ("Effective Date") by and between Albert Einstein College of Medicine of Yeshiva University, a Division of Yeshiva University, a corporation organized and existing under the laws of the State of New York, having an office and place of business at 1300 Morris Park Avenue, Bronx, New York 10461 ("AECOM") and Molecular Geriatrics Corp., a corporation organized and existing under the laws of the State of Delaware, having an office and place of business at 50 Lakeview Parkway, Suite 111. Vernon Hills, Illinois 60061 ("Licensee").

                                    STATEMENT
                                    ---------

     AECOM and Licensee are parties to a License and Collaborative Research Agreement dated February 1,1994 ("the 1994 Agreement") and a License and Collaborative Research Agreement effective July 1,1993, as amended, ("the 1993 Agreement") and an Amendment Agreement effective March 20,2002 ("the First Amendment"). The parties wish to make changes to the 1993 Agreement and the 1994 Agreement as modified by the First Amendment

     NOW, THEREFORE, in consideration of the mutual covenants contained in the 1993 Agreement, the 1994 Agreement, the First Amendment and in this Second Amendment Agreement and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows;

     1. Paragraph 8 of the First Amendment is hereby amended to read as follows:

               Within eight (8) months of the Effective Date of this Amendment Agreement, Licensee shall provide evidence to AECOM that Licensee has obtained financing of at least US$2.5 Million Dollars. Licensee's failure to timely provide such evidence, after notice of such failure and an opportunity to cure, shall be the equivalent of a termination of the 1994 Agreement by Licensee pursuant to paragraph 12.02 thereof and a termination of the 1993 Agreement by Licensee pursuant to paragraph 13.03 thereof.

     2.    Paragraph 9 of the First Amendment is hereby deleted.

     3. Licensee agrees to make the following payments to AECOM to support research in Dr. Peter Davies' laboratories at AECOM on the dates indicated below:

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     a)   On October 21,2002, Licensee will pay AECOM $113,202.75 representing the total amount past due to AECOM for such research as of August 1, 2002;

     b) On November 1, 2002, Licensee will pay AECOM $37,734.25 representing the amount due to AECOM for such research as of November 1, 2002.

     c) $150,000.00 in calendar year 2003 and $150.000.00 in each calendar year thereafter during the term of the 1993 Agreement and the 1994 Agreement, inclusive of overhead and to be paid quarterly (i.e. on the 1st of February, May, August and November) during each such calendar year.

     4. On October 21.2002, Licensee shall pay to AECOM $10,000 in partial consideration of AECOM's willingness to enter into this Second Amendment Agreement.

     5. Licensee's failure to make any of the payments required by either paragraph 3 or 4 above shall constitute a material breach of both the 1993 Agreement and the 1994 Agreement.

     6. The parties acknowledge that Licensee has not complied with paragraph 6 of the First Amendment because Licensee recently became a wholly owned subsidiary of Hemoxymed Inc. Within 60 days of the Effective Date of this Second Amendment Agreement, Licensee shall either (1) transfer to AECOM 1,666,667 shares of Licensee's common stock, representing $500,000 at $0.30 per share, or
(2) cause 1,097,324 shares of the common stock of Hemoxymed Inc. to be transferred to AECOM.

     7. The applicable provisions of this Second Amendment Agreement shall be deemed to be incorporated into the 1993 Agreement, 1994 Agreement and First Amendment in full and to be an integral part thereof as though fully set forth therein. With the exception of the above amendments, all other provisions of the 1993 Agreement, 1994 Agreement and the First Amendment shall remain in full force and effect.

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     IN WITNESS WHEREOF, the parties hereto have entered into and executed this
Amendment Agreement on the date first above written.



ALBERT EINSTEIN COLLEGE                     MOLECULAR GERIATRICS
OF MEDICINE OF YESHIVA                      CORPORATION
UNIVERSITY


ALBERT EINSTEIN COLLEGE                     MOLECULAR GERIATRICS
OF MEDICINE OF YESHIVA                      CORPORATION
UNIVERSITY


       /s/ Emanuel Genn                         /s/ Bruce N. Barron
BY:  ______________________                 BY: _____________________
        Emanuel Genn                              Bruce N. Barron
NAME:  ____________________                 NAME: ___________________
         Associate Dean  for
         Business Affairs                           Chairman, CEO
TITLE: ____________________                 TITLE: __________________




AGREED TO AND ACCEPTED BY:
/s/ Peter Davies                                   9/27/02
___________________________                 DATE: ______________
Dr. Peter Davies
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